UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2008

CLAYTON WILLIAMS ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-10924	75-2396863
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification Number)

6 Desta Drive, Suite 6500, Midland, Texas	79705-5510
(Address of principal executive offices)	(Zip code)

Registrant’s Telephone Number, including area code:   (432) 682-6324

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 11, 2008, the Board of Directors of Clayton Williams Energy, Inc. (the “Company”) amended Section 2.9(b) of the Company’s bylaws (the “Bylaws”) to remove the requirement that proxies granted by the Company’s stockholders must be in writing.  The Bylaws were amended in order to facilitate the Company’s implementation of “E-Proxy” procedures, and, as amended, allow stockholders to appoint proxies by any method permitted under the Delaware General Corporation Law.

The full text of the Bylaws, as amended, is filed as Exhibit 3.1 to this current report on Form 8-K and Section 2.9(b) thereof, as amended, is incorporated into this Item 5.03 by reference.

Item 9.01 - Financial Statements and Exhibits

(d)	Exhibits

3.1 Bylaws of Clayton Williams Energy, Inc., as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

CLAYTON WILLIAMS ENERGY, INC.

Date:	March 13, 2008	By:	/s/ L. Paul Latham
L. Paul Latham
Executive Vice President and Chief
Operating Officer

Date:	March 13, 2008	By:	/s/ Mel G. Riggs
Mel G. Riggs
Senior Vice President and Chief Financial
Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Bylaws of Clayton Williams Energy, Inc., as amended